LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                             RANGER INDUSTRIES, INC.
            Pursuant to the Offer to Purchase Dated December 29, 2000
                                       by
                           BUMGARNER ENTERPRISES, INC.

 -------------------------------------------------------------------------------
 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
       YORK CITY TIME, ON JANUARY 30, 2001, UNLESS THE OFFER IS EXTENDED.
 -------------------------------------------------------------------------------


                        The Depositary for the Offer is:
                  Continental Stock Transfer & Trust Company

                      By Mail, Overnight Courier and Hand:
                  Continental Stock Transfer & Trust Company
                            Reorganization Department
                                   2 Broadway
                            New York, New York 10004
         By Facsimile Transmissions (for Eligible Institutions Only):
                                 (212) 616-7610
                              Confirm by Telephone:
                                 (212) 845-3226



      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

      THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



----------------------------------------------------------------------------------------------

                               DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                SHARES TENDERED
          APPEAR(S) ON SHARE CERTIFICATE(S))           (ATTACH ADDITIONAL LIST, IF NECESSARY)
----------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER
                                                                            OF SHARES
                                                          SHARE           REPRESENTED BY     NUMBER OF )
                                                       CERTIFICATE             SHARE          SHARES
                                                       NUMBER(S)(1)       CERTIFICATE(S)(1)  TENDERED(2
                                                       ---------------------------------------

                                                       ---------------------------------------

                                                       ---------------------------------------

                                                       ---------------------------------------
                                                                   Total Certs. Shares Tendered

                                                                   ---------------------------
                                                                   Total Book Shares Tendered

                                                                   ---------------------------
                                                                   Total Shares Tendered

----------------------------------------------------------------------------------------------
(1) Need not be completed by shareholders  delivering  Shares by book-entry  transfer through the Depositary.
(2) If you  desire to tender  fewer  than all  Shares  represented  by a  certificate  listed above, please indicate in this column the number of Shares you wish to tender.  Otherwise, all Shares  represented  by such  certificate will be deemed to have been  tendered.  See Instruction 4.
----------------------------------------------------------------------------------------------

      This Letter of Transmittal is to be used by shareholders of Ranger Industries, Inc., if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver shares are referred to herein as "Certificate Shareholders."

      Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in The Tender Offer - Terms of the Tender Offer of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

             (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)


     / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution:
                                    --------------------------------------------

       Depository Trust Company Account Number:
                                               ---------------------------------

       Transaction Code Number:
                               -------------------------------------------------

     / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Owner(s):
                                        ----------------------------------------

       Window Ticket Number (if any):
                                       -----------------------------------------

       Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

       Name of Institution which Guaranteed Delivery:
                                                       -------------------------

       Ifdelivered by Book-Entry Transfer, provide the following information with respect to the Book-Entry Transfer Facility:

       Account Number:                       Transaction Code Number:
                      ---------------------                          -----------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Bumgarner Enterprises, Inc. ("Bumgarner"), a Florida corporation, the above-described shares of common stock, par value $.01 per share (the "Shares"), of Ranger Industries, Inc., a Connecticut corporation ("Ranger"), pursuant to Bumgarner's offer to purchase (the "Tender Offer") up to 4,225,000 Shares at a price of $2.00 per Share, net to the seller in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 29, 2000, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together, constitute the "Offer Documents"). The undersigned understands that Bumgarner reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Tender Offer, but any such transfer or assignment will not relieve Bumgarner of its obligations under the Offer Documents and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Tender Offer. Receipt of the Offer Documents is hereby acknowledged.

      Upon the terms and subject to the conditions of the Tender Offer (and if the Tender Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer Documents, the undersigned hereby sells, assigns and transfers to, or upon the order of, Bumgarner all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after December 29, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful Agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Bumgarner, (ii) present such Shares (and any and all Distributions) for transfer on the books of Ranger, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer Documents.

      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Bumgarner, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Ranger's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Bumgarner. This appointment will be effective if and when, and only to the extent that, Bumgarner accepts such Shares for payment pursuant to the Offer Documents. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer Documents. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Bumgarner reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon Bumgarner's acceptance for payment of such Shares, Bumgarner must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Ranger's shareholders.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Bumgarner, Bumgarner will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Bumgarner to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Bumgarner all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Bumgarner shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Bumgarner in its sole discretion.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer Documents, this tender is irrevocable.

      The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Bumgarner upon the terms and subject to the conditions of the Tender Offer (and if the Tender Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Tender Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Bumgarner may not be required to accept for payment any of the Shares tendered hereby.

      Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the specified account at the Book-Entry Transfer Facility. The undersigned recognizes that Bumgarner has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Bumgarner does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

     To be completed ONLY if the check for the Bumgarner price of Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book- entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:      / /   Check, and/or              / /   Share    Certificate(s)
to:

Name
     ---------------------------------------------------------------------------
                         (Please Type or Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Include Zip Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                   (also complete Substitute Form W-9 below)

/ / Credit Shares delivered by book-entry transfer and not purchased to the Depository Trust Company account set forth below:

Account Number:
                --------------------------------------------------------



--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the Bumgarner price of Shares accepted for payment is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."




Mail: / / Check and/or    / / Share Certificates to:

 Name
     -----------------------------------------------------------
                             (Please Type or Print)

Address
       --------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                    (also complete Substitute Form W-9 below)




--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        SIGN HERE
                           (ALSO COMPLETE SUBSTITUTE FORM W-9)

                                SIGNATURE(S) OF HOLDER(S)

Dated: ______________________________________



--------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates (or, if applicable, Rights Certificates) or on a security position listing by (a) person(s) authorized to become (a) registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

NAME(S)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

CAPACITY (full title)
                     -----------------------------------------------------------
                                   (See Instruction 5)

ADDRESS
       -------------------------------------------------------------------------
                                    (Include Zip Code)

AREA CODE AND TELEPHONE NOS.  (   )
                                   ---------------------------------------------
                              (   )
                                   ---------------------------------------------

TAX IDENTIFICATION OR SOCIAL SECURITY NO.
                                         ---------------------------------------
                                          (SEE SUBSTITUTE FORM W-9)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    ------------------------------------------------------------

Name
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  (Please Type or Print)

Name of Firm
            --------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Include Zip Code)

Area  Code and Telephone Number:
                                ------------------------------------------------

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                               OF THE TENDER OFFER

      1. Guarantee Of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the "Book-Entry Transfer Facilities" systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

      2. Delivery Of Letter Of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders of Ranger either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer Documents, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase.

      Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in The Tender Offer - Procedure for Tendering Shares of the Offer to Purchase.

      Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Bumgarner, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

      The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Bumgarner may enforce such agreement against the participant.

      The signatures on this Letter of Transmittal cover the Shares tendered hereby.

      THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

      4. Partial Tenders. (Not Applicable To Shareholders Who Tender By Book-Entry Transfer.) If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Tender Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter Of Transmittal, Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Bumgarner of the authority of such person so to act must be submitted.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Bumgarner will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Tender Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Bumgarner of the payment of such taxes, or exemption therefrom, is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

      7. Special Payment And Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

      8. Requests For Assistance Or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

      9. Waiver Of Conditions. Subject to the Merger Agreement, Bumgarner reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer Documents, in whole or in part, in the case of any Shares tendered.

      10. Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Tender Offer, a shareholder surrendering Shares in the Tender Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding.

      Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

      The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

      Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

      11. Lost, Destroyed Or Stolen Share Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

      Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his social security number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Tender Offer may be subject to backup withholding.

      Certain shareholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute form W-9

      To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Tender Offer, the shareholder is required to notify the Depositary of such shareholder's correct taxpayer identification number by completing the form contained herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN).

What Number to Give the Depositary

      The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.


---------------------------------------------------------------------------------------------------------------
PAYER'S NAME:                  Continental Stock Transfer & Trust Company
---------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART I -- Taxpayer Identification Number -
Form W-9                       Please provide your TIN in the box at right           --------------------------
                               and certify by signing and dating below.                 Social security number
Department of the Treasury                                                         (If awaiting TIN, write "Applied For")
Internal Revenue Service

                                                                                                    OR

Payer's Request for Taxpayer
Identification Number ("TIN")
and Certification                                                                       ------------------------------
                                                                                        Employer Identification Number
                                                                                      (If awaiting TIN, write "Applied For")
                               ------------------------------------------------------------
                               PART II---- For Payees  exempt from  Backup  Withholding  -
                               Check the box if you are NOT subject to backup Withholding. / /
                               ------------------------------------------------------------
                               PART III-- CERTIFICATION--Under penalties of
                               perjury, I certify that:

                               (1) The number shown on this form is my correct
                                   Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                               (2) I am not subject to backup withholding either
                                   because (a) I am exempt from backup withholding,
                                   or (b) I have not been notified by the Internal
                                   Revenue Service (the "IRS") that I am subject to
                                   backup withholding as a result of a failure to
                                   report all interest or dividends, or (c) the IRS
                                   has notified me that I am no longer subject to
                                   backup withholding.
                               ------------------------------------------------------------

                               CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)

                               SIGNATURE                                 DATE:
                                        -----------------------------         ---------------

                              NAME: (Please Print)
                                                  ----------------------------
-------------------------------------------------------------------------------------------

NOTE: FAILURE  TO  COMPLETE   AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
      WITHHOLDING   OF  31%.   PLEASE  REVIEW  THE  ENCLOSED   GUIDELINES  FOR
      CERTIFICATION OF TAXPAYER  IDENTIFICATION  NUMBER ON SUBSTITUTE FORM W-9
      FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED "APPLIED FOR"
      IN PLACE OF A TIN IN SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------------------
                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS
NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION
TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE
SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (2) I INTEND TO MAIL
OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT
PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL
REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT THAT SUCH AMOUNTS MAY BE
REFUNDED TO ME IF I THEN PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY
(60) DAYS.


--------------------------------------       -------------------------------
                Signature                                   Date


--------------------------------------
            Name (Please Print)

-------------------------------------------------------------------------------------------

      Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below:

                     The Depositary Agent for the Offer is:

                   Continental Stock Transfer & Trust Company

                           By Mail, Overnight Courier
                                    and Hand:
                           Continental Stock Transfer
                                 & Trust Company
                            Reorganization Department
                                   2 Broadway
                            New York, New York 10004

                           By Facsimile Transmissions
                           (for Eligible Institutions
                                      Only)
                                 (212) 616-7610
                              Confirm by Telephone:
                                 (212) 845-3226


                     The Information Agent for the Offer is:

                           BEACON HILL PARTNERS, INC.
                                 90 Broad Street
                            New York, New York 10004
                          (212) 843-8500 (Call Collect)
                         (800) 755-5001 (Call Toll Free)